UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 12, 2026
ANI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (218) 634-3500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANIP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 12, 2026, ANI Pharmaceuticals, Inc. (the “Company”) issued a press release announcing select preliminary unaudited financial results for the fourth quarter and fiscal year ended December 31, 2025, as well as preliminary 2026 financial guidance. A copy of the press release is furnished herewith as Exhibit 99.1.*

The selected financial results are based on preliminary unaudited information and management estimates, are not a comprehensive statement of the Company’s financial results for either the fourth quarter or fiscal year ended December 31, 2025 and are subject to change. Such changes may be material. Our independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or provide any other form of assurance with respect to, these preliminary results.

In addition, on January 13, 2026, Nikhil Lalwani, President & CEO of the Company, will present at the 44th Annual J.P. Morgan Healthcare Conference in San Francisco, California. A copy of the investor presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference.*

Item 7.01	Regulation FD Disclosure

The information included under Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.*

Item 9.01	Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated January 12, 2026
99.2	Investor Presentation, dated January 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
*The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2026	ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
	Name:	Stephen P. Carey
	Title:	Senior Vice President Finance and Chief Financial Officer